WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2016 as revised February 17, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following separate investment portfolios (each, a “Fund”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE U.S. EQUITY ETFs*

Dividends	Earnings
Total Dividend Fund (DTD)	Total Earnings Fund (EXT)
LargeCap Dividend Fund (DLN)	Earnings 500 Fund (EPS)
MidCap Dividend Fund (DON)	MidCap Earnings Fund (EZM)
SmallCap Dividend Fund (DES)	SmallCap Earnings Fund (EES)
High Dividend Fund (DHS)	LargeCap Value Fund (EZY)
Dividend ex-Financials Fund (DTN) U.S. Quality Dividend Growth Fund (DGRW) U.S. SmallCap Quality Dividend Growth Fund (DGRS)
WISDOMTREE INTERNATIONAL EQUITY ETFs*

Developed World ex-U.S.

International Equity Fund (DWM)
International High Dividend Fund (DTH)
International LargeCap Dividend Fund (DOL)
International MidCap Dividend Fund (DIM)
International SmallCap Dividend Fund (DLS)
International Dividend ex-Financials Fund (DOO)
Europe Quality Dividend Growth Fund (EUDG)
Europe SmallCap Dividend Fund (DFE)
Japan Quality Dividend Growth Fund (JDG)
Japan SmallCap Dividend Fund (DFJ)
Australia Dividend Fund (AUSE)

Currency Hedged Equity

Japan Hedged Equity Fund (DXJ)
Japan Hedged Quality Dividend Growth Fund (JHDG)
Japan Hedged SmallCap Equity Fund (DXJS)
Japan Hedged Financials Fund (DXJF)
Japan Hedged Real Estate Fund (DXJR)
Japan Hedged Capital Goods Fund (DXJC)
Japan Hedged Health Care Fund (DXJH)
Japan Hedged Tech, Media and Telecom Fund (DXJT)
Global ex-U.S. Hedged Dividend Fund (DXUS)
Global ex-U.S. Hedged Real Estate Fund (HDRW)
Europe Hedged Equity Fund (HEDJ)
Europe Hedged SmallCap Equity Fund (EUSC)

United Kingdom Hedged Equity Fund (DXPS)
Germany Hedged Equity Fund (DXGE)
Korea Hedged Equity Fund (DXKW)
International Hedged Equity Fund (HDWM)
International Hedged SmallCap Dividend Fund (HDLS)
International Hedged Quality Dividend Growth Fund
(IHDG)

Global/Global ex-U.S.

Global High Dividend Fund (DEW)
Global ex-U.S. Quality Dividend Growth Fund (DNL)
Global ex-U.S. Real Estate Fund (DRW)
Asia Pacific ex-Japan Fund (AXJL)

Emerging/Frontier Markets

Emerging Markets High Dividend Fund (DEM)
Emerging Markets SmallCap Dividend Fund (DGS)
Emerging Markets Consumer Growth Fund (EMCG)
Emerging Markets Quality Dividend Growth Fund (DGRE)
Emerging Markets ex-State-Owned Enterprises Fund
(XSOE)
India Earnings Fund (EPI)
Middle East Dividend Fund (GULF)
China ex-State-Owned Enterprises Fund (CXSE)

The current Prospectus for each of the WisdomTree U.S. Equity ETFs is dated August 1, 2016 and the current Prospectus for each of the WisdomTree International Equity ETFs is dated August 1, 2016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Reports to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Reports at no charge by request to the Fund at the address or phone number noted below.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

*	Principal U.S. Listing Exchange: NYSE Arca, Inc. (except DGRW, DGRS, GULF, DXPS, DXJS, DXGE, DXKW, EMCG, CXSE and DGRE are listed on NASDAQ and HDRW is listed on BATS Exchange, Inc.)

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Each Fund described in this SAI seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) that defines a specific segment of the U.S. or international stock markets. The Indexes are created using proprietary methodology developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), the investment adviser to each Fund. Mellon Capital Management Corporation (“Mellon Capital” or the “Sub-Adviser”) is the investment sub-adviser to each Fund. The Adviser and the Sub-Adviser may be referred to together as the “Advisers”. Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of each Fund.

Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units” or “Creation Unit Aggregations”). Currently, Creation Units generally consist of 50,000 shares (except Creation Units consist of 100,000 shares with respect to the Japan Quality Dividend Growth Fund, Japan Hedged Quality Dividend Growth Fund, Japan Hedged SmallCap Equity Fund, Global ex-U.S. Hedged Dividend Fund, Global ex-U.S. Hedged Real Estate Fund, Global ex-U.S. Quality Dividend Growth Fund, Emerging Markets High Dividend Fund, Emerging Markets SmallCap Dividend Fund, Emerging Markets Consumer Growth Fund, Emerging Markets Quality Dividend Growth Fund, Emerging Markets ex-State-Owned Enterprises Fund, and Middle East Dividend Fund), though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as NYSE Arca, Inc., the NASDAQ Stock Market (“NASDAQ”) or BATS Exchange, Inc. (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has patent applications pending on the methodology and operation of its Indexes and the Funds.

INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act.

This investment strategy, known as “indexing,” may eliminate some of the risks of active portfolio management, such as poor security selection. In addition, indexing may also help increase after-tax investment performance to the extent portfolio turnover is lower in comparison to more actively managed investment strategies.

Each International Equity ETF with an investment policy indicating that, under normal circumstances, at least 95% of its total assets (exclusive of collateral held from securities lending) will be invested in the component securities of its Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities may, from time to time, have less than 95% of its total assets invested in such manner in order to comply with the requirements of the Code, to meet regulatory requirements in non-U.S. jurisdictions or to manage major Index changes. In these situations, which are expected to be infrequent and of limited duration, an International Equity ETF may not have less than 90% of its total assets invested in securities of its underlying Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The India Earnings Fund attempts to achieve its investment objective by investing in securities through the WisdomTree India Investment Portfolio, Inc. (the “India Portfolio”), a wholly-owned subsidiary of the India Earnings Fund. References to the investment strategies and other policies of the India Earnings Fund should be understood to also refer to the strategies and policies of the India Portfolio. The India Portfolio is advised by WisdomTree Asset Management and sub-advised by Mellon Capital.

GENERAL RISKS

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

An investment in the Japan Hedged Equity Fund, Japan Hedged Quality Dividend Growth Fund, Japan Hedged SmallCap Equity Fund, Japan Hedged Financials Fund, Japan Hedged Real Estate Fund, Japan Hedged Capital Goods Fund, Japan Hedged Health Care Fund, Japan Hedged Tech, Media and Telecom Fund, International Hedged Equity Fund, Global ex-U.S. Hedged Dividend Fund, Global ex-U.S. Hedged Real Estate Fund, Europe Hedged Equity Fund, Europe Hedged SmallCap Equity Fund, United Kingdom Hedged Equity Fund, Germany Hedged Equity Fund, Korea Hedged Equity Fund, International Hedged Quality Dividend Growth Fund, or the International Hedged SmallCap Dividend Fund (collectively, the “Hedged Equity Funds”) should be made with the understanding that these Funds attempt to minimize or “hedge” against changes in the value of the U.S. dollar against the Japanese yen, euro, British pound, Korean won, or other foreign currencies, as applicable. The other International Equity ETFs do not seek to hedge against such fluctuations.

Although all of the securities in the Indexes are generally listed on one or more major U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil starting in late 2008 and volatility has continued to be experienced in the markets. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected, and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons, restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Units) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may change its creation and or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests or the U.S. will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

The Hedged Equity Funds use various strategies in an attempt to minimize changes in the value of the applicable currency or currencies, which may not be successful. In addition, a Hedged Equity Fund may not be fully hedged at all times in order to minimize transaction costs or for other reasons.

CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund could incur extraordinary expenses for cyber security risk management purposes, prevention and/or resolution. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. The International Equity ETFs invest a significant portion of their assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. Foreign securities also include American Depositary Receipts (“ADRs”) which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets. In addition, the Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

CURRENCY TRANSACTIONS. The International Equity ETFs may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders. The Funds, other than the Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of a Fund’s total assets that are denominated in one or more foreign currencies. Each Hedged Equity Fund invests in various types of currency contracts to hedge against changes in the value of the U.S. dollar against the Japanese yen, euro, British pound, Korean won, or other foreign currencies, as applicable.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not generally invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. No Fund will use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions in a manner consistent with the 1940 Act, specifically sections 8 and 18 thereunder. In complying with such requirements, the Fund will include assets of any wholly-owned subsidiary in which that Fund invests on an aggregate basis.

For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by having available liquid assets equal to the contracts’ full notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.

Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the OTC market will become subject to initial and variation margin requirements as early as March 1, 2017. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, a Fund using currency forwards, and particularly a currency hedged Fund that uses currency forwards, may need to hold more cash than it has historically, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error, cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund.

Effective April 24, 2012, the CFTC revised, among other things, CFTC Rule 4.5 and rescinded CFTC Rule 4.13(a)(4). The CFTC has adopted amendments to its regulations of commodity pool operators (“CPOs”) managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Funds to continue to operate and achieve their investment objectives. If, however, these requirements or future regulatory changes result in a Fund having difficulty in achieving its investment objectives, the Trust may determine to reorganize or close the Fund, materially change the Fund’s investment objectives and strategies, or operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

With regard to each Fund, WisdomTree Asset Management will continue to claim relief from the definition of CPO under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Asset Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps.

Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swaps agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Futures, Options and Options on Futures Contracts. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the underlying Index if the index underlying the futures contract differs from a Fund’s underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Fund as to anticipated trends, which predictions could prove to be incorrect.

The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

EQUITY SECURITIES. Each Fund will invest in equity securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE TRADED PRODUCTS. Each Fund may invest in exchange traded products (“ETPs”), which include exchange traded funds registered under the 1940 Act, exchange traded commodity trusts and exchange traded notes. The Adviser may receive management or other fees from the ETPs in which the Fund may invest (“Affiliated ETPs”), as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. A Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the spread (the difference between bid price and ask price) may be higher.

Exchange Traded Funds. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund that invests in an ETF indirectly bears fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange-Traded Notes. Each Fund may invest in exchange traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s’ total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. A Fund, in seeking to comply with this rule, may experience greater index tracking error because an Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. A Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities, such as corporate debt, bonds and notes. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by each Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid securities.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies (including money market funds and certain ETPs). The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s’ total assets in any single investment company and no more than 10% in any combination of two or more investment companies although a Fund may invest in excess of these limits in affiliated ETPs and to the extent it enters into agreements and abides by certain conditions of the exemptive relief issued to non-affiliated ETPs. Each Fund may purchase or otherwise invest in shares of affiliated ETFs and affiliated money market funds.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

NON-U.S. SECURITIES. The International Equity ETFs invest primarily in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the International Equity ETFs to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the International Equity ETFs may invest, consistent with their principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Emerging Markets Securities. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Frontier Markets Securities. The economies of “frontier markets” (i.e., Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar and the United Arab Emirates) generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices and, therefore, prices of Fund shares. Investments in certain frontier market countries are restricted or controlled to varying extents. At times, these restrictions or controls may limit or prevent foreign investment and/or increase the investment costs and expenses of the Fund. Frontier markets may be subject to greater political instability, threat of war or terrorism and government intervention than more developed markets, including many emerging market economies. Frontier markets generally are not as correlated to global economic cycles as those of more developed countries. These and other factors make investing in the frontier market countries significantly riskier than investing in developed market and emerging market countries.

Certain frontier countries impose additional restrictions, such as requiring governmental approval prior to investments by foreign persons, limiting the amount of investments by foreign persons in a particular issuer, limiting investments by foreign persons to a particular class of securities of an issuer that may have less advantageous rights than other classes, and imposing additional taxes. For countries that require prior government approval, delays in obtaining such approval would delay investments, and consequently the Fund may be unable to invest in all of the securities included in the Index until such approval is final. This could increase Index tracking error. Some frontier countries may also limit investment in issuers in industries considered essential to national interests and may require governmental approval for the repatriation of investment income, capital or the proceeds of security sales by foreign investors, including the Fund. Some frontier country governments may levy certain taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will decrease the income generated from investments in such countries.

Some banks that are eligible foreign sub-custodians in frontier markets may have been organized only recently or may otherwise not have extensive operating experience. There may also be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian, such as in cases where the sub-custodian becomes bankrupt. Settlement systems may not be as established as in developed markets or even emerging markets. As a result, settlements may be delayed and cash or Fund securities may be jeopardized because of system defects. In addition, the laws of certain countries in which the Fund invests may require the Fund to release local shares before receiving cash payment, or to make cash payment before receiving local shares. This increases the risk of loss to the Fund.

The Fund invests in some frontier countries that use share blocking. “Share blocking” refers to the practice of predicating voting rights related to an issuer’s securities on those securities being blocked from trading at the custodian or sub-custodian level for a period of time near the date of a shareholder meeting. Such restrictions have the potential to effectively prevent securities from being voted and from trading within a specified number of days before, and in some cases after, the shareholder meeting. Share blocking may preclude the Fund from purchasing or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. Although practices may vary by market, a blocking period may last from one day to several weeks. Once blocked, the block may be removed only by withdrawing a previously cast vote or abstaining from voting completely, a process that may be burdensome. In certain countries, the block cannot be removed. Share blocking may impose operational difficulties on the Fund, including the potential effect that a block would have on pending trades. Share blocking may cause pending trades to fail or remain unsettled for an extended period of time. Trade failures may also expose the transfer agent and the Fund to situations in which a counterparty may have the right to go to market, buy a security at the current market price and have any additional expense borne by the Fund or transfer agent if the counterparty is unable to deliver shares after a certain period of time. The Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets. These and other factors could have a negative impact on Fund performance.

Investments in Australia. The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and agricultural products. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Brazil. Investing in securities of Brazilian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index and decrease a Fund’s tax efficiency; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy; (v) high rates of inflation and unemployment; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In particular, due to recent political and economic events in Greece, a member of the EMU, it is possible that Greece may be unable to repay its sovereign debt, forcing Greece into default. Greece may also exit the EMU as a result of these events. A default or exit from the EMU by Greece, or any other EMU member, may adversely affect the value of the euro as well as the performance of other European economies and issuers.

In June 2016, the United Kingdom voted in a referendum to leave the EU. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the United Kingdom will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the United Kingdom’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the political divisions within the United Kingdom and between the United Kingdom and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Investments in France. France is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. As a result, the economy of France may be significantly affected by changes in the economies of the EMU members or other European countries. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Germany. Germany is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. As a result, the economy of Germany may be significantly affected by changes in the economies of the EMU members or other European countries. Challenges related to the rebuilding of infrastructure and unemployment in the former area of East Germany may also impact the economy of Germany. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in India. Investments in India may be more volatile and less liquid and may offer higher potential for gains and losses than investments in more developed markets. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political or social developments in India and surrounding regions may affect the value of a Fund’s investments and the value of Fund shares. Although the government has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed. Monsoons and other natural disasters in India and surrounding regions also can affect the value of Fund investments.

The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. In the past year there have been several significant proposals to tax regulations that could significantly increase the level of taxes on investment. It may be more difficult to obtain a judgment in Indian courts than it is in the United States.

The market for securities in India may be less liquid and transparent than the markets in more developed countries. In addition, strict restrictions on foreign investment may decrease the liquidity of a Fund’s portfolio or inhibit a Fund’s ability to achieve its investment objective. A Fund may be unable to buy or sell securities or receive full value for such securities. Settlement of securities transactions in the Indian subcontinent are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, a Fund’s ability to redeem Fund shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund’s investments. To mitigate these risks, a Fund may maintain a higher cash position than it otherwise would, or a Fund may have to sell more liquid securities which it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track its Index.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on a Fund’s performance.

Investments in Italy. Italy is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. As a result, the economy of Italy may be significantly affected by changes in the economies of the EMU members and other Western European developed countries. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Japan. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, relatively high unemployment, low domestic consumption, an aging and declining population and large government debt. Economic growth is heavily dependent on international trade, government support and consistent government policy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could have a negative impact on the Japanese economy as a whole. Japan continues to recover from a recurring recession; however, it is still vulnerable to persistent underlying systemic risks. Despite signs of economic growth, Japan is still the subject of recessionary concerns. While Japan experienced an increase in exports in recent years, the rate of export growth has since slowed.

In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on a Fund’s performance.

Investments in Korea. The economy of Korea is heavily dependent on exports and the demand for certain finished goods. Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the Korean economy as a whole. The Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. Relations with North Korea could also have a significant impact on the economy of Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Middle East. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. In particular, although recent pro-democracy movements in the region successfully toppled authoritarian regimes, the stability of successor regimes have proven weak, such as in Egypt. In other instances, these changes have devolved into armed conflicts, including protracted civil wars in Syria and Libya, which have given rise to numerous militias, terrorist groups, and most notably, the proto-state of ISIS. The conflict has disrupted oil production in Iraq and Syria, destroyed the economic value of large portions of the region, and caused a massive exodus of refugees into neighboring states.

Markets in the Middle East generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets also have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of these countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. A Fund’s exposure to a local currency and changes in value of the local currency versus the U.S. dollar may result in reduced returns for a Fund, and a Fund may also incur costs in connection with currency conversions. In addition, in connection with a security sale and its settlement, there may be limitations or delays in the convertibility or repatriation of the local proceeds which would adversely affect the U.S. dollar and/or liquidity of the Fund’s investments denominated in such currency, impair a Fund’s ability to achieve its investment objective and/or impede the Fund’s ability to satisfy redemption requests in a timely manner. By way of example, certain of the Egyptian holdings of the Middle East Dividend Fund are subject to such controls and limitations. The legal systems in certain Middle Eastern countries may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. The Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than the Fund’s actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern country. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Netherlands. The Netherlands is a member of the EMU. EMU member countries share coordinated policies and a common currency. As a result, the economy of the Netherlands may be significantly affected by changes in the economies of the EMU members or other European countries. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in New Zealand. Investing in New Zealand involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or “emerging” markets. The health of the economy is strongly tied to commodity exports and has historically been vulnerable to global slowdowns. New Zealand is a country heavily dependent on free trade, particularly in agricultural products. This makes New Zealand particularly vulnerable to international commodity prices and global economic slowdowns. Its principal export industries are agriculture, horticulture, fishing and forestry. These and other factors could have a negative impact on a Fund’s performance.

Investments in Russia. Investing in securities of Russian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include: (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index and decrease a Fund’s tax efficiency; (ii) unfavorable action by the Russian government, such as expropriation, dilution, devaluation, or default from excessive taxation; (iii) fluctuations in the currency rate exchange between the Russian ruble and the U.S. dollar; (iv) smaller securities markets with greater price volatility, less liquidity, and fewer issuers with a larger percentage of market capitalization or trading volume than in U.S. markets; (v) continued governmental involvement in and influence over the private sector as Russia undergoes a transition from central control to market-oriented democracy; (vi) less reliable financial information available concerning Russian issuers that may not be prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards; and (vii) unfavorable political and economic developments, social instability, and changes in government policies. In addition, investing in Russian securities involves risks of delayed settlement of portfolio transactions and the loss of a Fund’s ownership rights in its securities due to the Russian system of custody and share registration. Investments in Russia are also subject to the risk that a natural disaster, such as an earthquake, drought, flood, fire or tsunami, could cause a significant adverse impact on the Russian economy. These and other factors could have a negative impact on a Fund’s performance.

Economic sanctions imposed on Russia by the United States, EU, and other Western countries in response to Russia’s military intervention in the Ukraine may also negatively affect the performance of Russian companies and the overall Russian economy. These sanctions target the Russian financial, energy and defense sectors, but they have also caused capital flight, a loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that could lead to ruble inflation. Coupled with lower worldwide oil prices, Western sanctions have had the effect of slowing the entire Russian economy and may push the Russian economy toward recession.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Africa. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. South Africa’s economy is heavily dependent on natural resources and commodity prices. South Africa’s currency may be vulnerable to devaluation. These and other factors could have a negative impact on a Fund’s performance.

Investments in Spain. Spain is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. As a result, the economy of Spain may be significantly affected by changes in the economies of the EMU members or other European countries. Spain, along with certain other EU economies, experienced a significant economic slowdown during the recent financial crisis. The Spanish economy has been characterized by slow growth in recent years due to factors such as low housing sales, construction declines, and the international credit crisis. The rate of unemployment, inflation and productivity in Spain is relatively lower than other European countries. As a result, the Spanish government has introduced austerity reforms to reduce the fiscal deficit. While these reforms may stimulate the Spanish economy in the long term, they could have negative short-term effects on the Spanish financial market. Moreover, the Spanish government is involved in a long-running campaign against terrorism. Therefore acts of terrorism on Spanish soil or against Spanish interests abroad may cause uncertainty in the Spanish financial markets. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Sweden. Sweden’s largest trading partners include the United States, Germany and certain other Western European nations. As a result, the economy of Sweden may be significantly affected by changes in the economies, trade regulations, currency exchange rates, and monetary policies of these trading partners. In addition, Sweden maintains a robust social welfare system, and Sweden’s workforce is highly unionized. As a result, Sweden’s economy may experience, among other things, increased government spending, higher production costs, and lower productivity. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Switzerland. Although Switzerland is not a member of the EU, the Swiss economy is heavily dependent on the economies of the United State and other European nations as key trading partners. In particular, Switzerland depends on international trade and exports to generate economic growth. As a result, future changes in the price or the demand for Swiss products or services by these trading partners, or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swiss economy. In addition, due to Switzerland’s limited natural resources, the economy of Switzerland may be impacted by extreme price fluctuations in the price of certain raw materials. Moreover, the Swiss economy relies heavily on the banking sector. Recent allegations that certain Swiss banking institutions marketed and sold offshore tax evasion services to U.S. citizens may adversely impact the Swiss economy. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Taiwan. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan. These and other factors could have a negative impact on a Fund’s performance.

Investments in the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries. In June 2016, the United Kingdom voted in a referendum to leave the EU. For more information about “Brexit” and the associated risks, see the above description of “Investments in Europe.” These and other factors could have a negative impact on a Fund’s performance.

Under normal market conditions, to the extent securities of foreign issuers ever comprise less than 40% of the assets of the Global High Dividend Fund on the annual Index screening date, the Board of Trustees of the Trust will either change the name of the Fund or change the Fund’s benchmark.

PARTICIPATION CERTIFICATES. The Middle East Dividend Fund may invest in participation certificates (“Participation Certificates”) as a substitute for investing directly in securities. These instruments are also referred to as “Participation Notes.” Participation Certificates are certificates or notes issued by banks or broker-dealers and are designed to provide returns corresponding to the performance of an underlying equity security or market. Participation Certificates are subject to the risk that the issuer of the note will default on its obligation, in which case the Fund could lose the entire value of its investment. The use of Participation Certificates can increase tracking error relative to an Index. A holder of a Participation Certificate that is linked to an underlying security may receive any dividends paid in connection with the underlying security. However, a holder of a Participation Certificate does not have voting rights, as the holder would if it owned the underlying security directly. Investing in a Participation Certificate may subject the Fund to counterparty risk. In addition, there can be no assurance that the trading price of a Participation Certificate will be equal to the underlying value of the company or market that it seeks to replicate. The Fund will be relying on the creditworthiness of the counterparty issuing the Participation Certificate and would lose its investment if such counterparty became insolvent. The Fund will have no rights against the issuer of the underlying security. A Participation Certificate may also include transaction costs in addition to those applicable to a direct investment in securities. The markets on which the Participation Certificates are traded may be less liquid than the markets for other securities due to liquidity and transfer restrictions. The markets for Participation Certificates typically are “over the counter” and may be less transparent than the markets for listed securities. This may limit the availability of pricing information and may make it more difficult for the Fund to accurately value its investments in Participation Certificates. This may increase tracking error relative to the Index.

REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in the securities of real estate investment trusts (“REITs”) to the extent allowed by law. The Global ex-U.S. Real Estate Fund and Global ex-U.S. Hedged Real Estate Fund generally invest a significant percentage of their assets in REITs. Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain exemption from the 1940 Act, and, for U.S. REITs, the possibility of failing to qualify for the favorable U.S. federal income tax treatment available to U.S. REITs under the Code. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

TRACKING STOCKS. Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Such obligations may be short-, intermediate- or long-term. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of Mellon Capital. The Trust has delegated to Mellon Capital the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and the Sub-Adviser’s role in implementing such guidelines.

Mellon Capital, through its participation on The Bank of New York Mellon (“BNY Mellon”) Corporation’s Proxy Voting and Governance Committee “PVGC”, has adopted a proxy voting policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PVGC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues. Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through its participation in the PVGC, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon Capital’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the PVGC, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the PVGC for discussion and vote. Additionally, the PVGC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PVGC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PVGC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PVGC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds and, when filed, the Form N-PX for the International Hedged Equity Fund, and Global ex-U.S. Hedged Real Estate Fund may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of a Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

WISDOMTREE INDEX DESCRIPTION

A description of each WisdomTree Index on which a Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund.” Additional information about each Index, including the components and weightings of the Indexes, as well as the rules that govern inclusion and weighting in each of the Indexes, is available at www.wisdomtree.com under “WisdomTree Resources” in the Resource Library.

Component Selection Criteria.

WisdomTree U.S. Dividend Indexes: Each WisdomTree U.S. Dividend Index is derived from the WisdomTree Dividend Index. Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in each WisdomTree U.S. Dividend Index. Limited partnerships, limited liability companies, mortgage REITS, royalty trusts, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible.

WisdomTree U.S. Earnings Indexes: Each WisdomTree U.S. Earnings Index is derived from the WisdomTree Earnings Index. Common stocks, tracking stocks, and holding companies are eligible for inclusion in each WisdomTree U.S. Earnings Index. REITs, ADRs, GDRs, EDRs and NVDRs are excluded, as are limited partnerships, limited liability companies, royalty trusts, preferred stocks, closed-end funds and ETFs. Derivative securities, such as warrants and rights, are not eligible.

WisdomTree Developed International Dividend Indexes: Each WisdomTree Developed International Dividend Index is derived from the WisdomTree International Equity Index.

Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in each WisdomTree Developed International Dividend Index. Limited partnerships, limited liability companies, mortgage REITS, royalty trusts, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible.

WisdomTree Emerging Markets Dividend Indexes: Each WisdomTree Emerging Markets Dividend Index is derived from the WisdomTree Emerging Markets Index.

Specific country restrictions include: (i) with respect to China, only companies incorporated in China and that trade on the Hong Kong Stock Exchange are eligible for inclusion; (ii) in India, only securities whose foreign ownership restrictions have yet to be breached are eligible for inclusion within the Index; and (iii) Russia: ADRs or GDRs are used. ADRs and GDRs are not used for companies within any other countries. Passive foreign investment companies, limited partnerships, limited liability companies, royalty trusts, preferred stock, rights, and other derivative securities are all excluded.

WisdomTree Global Dividend Indexes: Each WisdomTree Global Dividend Index is derived from the following WisdomTree indexes: WisdomTree Dividend Index, WisdomTree Developed International Dividend Index and WisdomTree Emerging Markets Dividend Index. Eligible and ineligible investments for each of these WisdomTree Indexes is set forth above.

Annual Index Screening/Rebalance Dates. The WisdomTree Indexes are “rebalanced” or “reconstituted” on an annual basis. Except as otherwise is indicated by the Index provider, new securities are added to the Indexes only during the annual rebalance. The annual screening date of the U.S. Dividend and Earnings Indexes takes place in November of each year, except that the annual screening date of the WisdomTree LargeCap Value Index takes place in March. The annual screening date of the International Indexes (except for those holding emerging markets securities and the Japan hedged sector Funds) takes place in May of each year. The annual screening date of the Japan hedged sector Funds and India Earnings Fund takes place in August of each year. The annual screening date of the International Indexes holding emerging market securities takes place in September of each year. The Indexes are rebalanced in the month following the screening date.

During the annual screening date, securities are screened to determine whether they comply with WisdomTree’s proprietary Index methodology and are eligible to be included in an Index. This date is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet Index requirements are added to the applicable Index, and securities that do not meet such requirements are dropped from the applicable Index.

The approximate number of components of each Index is disclosed herein as of June 30, 2016.

Name of WisdomTree Index	Approximate Number of Components
WisdomTree Dividend Index	1396
WisdomTree LargeCap Dividend Index	292
WisdomTree MidCap Dividend Index	395
WisdomTree SmallCap Dividend Index	707
WisdomTree High Dividend Index	437
WisdomTree Dividend ex-Financials Index	83
WisdomTree U.S. Quality Dividend Growth Index	288
WisdomTree U.S. SmallCap Quality Dividend Growth Index	269
WisdomTree Earnings Index	1950
WisdomTree Earnings 500 Index	487
WisdomTree MidCap Earnings Index	592
WisdomTree SmallCap Earnings Index	872
WisdomTree LargeCap Value Index	285
WisdomTree International Equity Index	2523
WisdomTree International High Dividend Index	739
WisdomTree International LargeCap Dividend Index	300
WisdomTree International MidCap Dividend Index	728

Name of WisdomTree Index	Approximate Number of Components
WisdomTree International SmallCap Dividend Index	1475
WisdomTree International Dividend ex-Financials Index	88
WisdomTree Europe Quality Dividend Growth Index	300
WisdomTree Europe SmallCap Dividend Index	421
WisdomTree Japan Quality Dividend Growth Index	300
WisdomTree Japan SmallCap Dividend Index	784
WisdomTree Australia Dividend Index	66
WisdomTree Japan Hedged Equity Index	453
WisdomTree Japan Hedged Quality Dividend Growth Index	300
WisdomTree Japan Hedged SmallCap Equity Index	784
WisdomTree Japan Hedged Financials Index	92
WisdomTree Japan Hedged Real Estate Index	93
WisdomTree Japan Hedged Capital Goods Index	140
WisdomTree Japan Hedged Health Care Index	59
WisdomTree Japan Hedged Tech, Media and Telecom Index	119
WisdomTree International Hedged Equity Index	2523
WisdomTree Global ex-U.S. Hedged Dividend Index	987
WisdomTree Global ex-U.S. Hedged Real Estate Index	195
WisdomTree Europe Hedged Equity Index	141
WisdomTree Europe Hedged SmallCap Equity Index	287
WisdomTree United Kingdom Hedged Equity Index	141
WisdomTree Germany Hedged Equity Index	77
WisdomTree Korea Hedged Equity Index	43
WisdomTree International Hedged Quality Dividend Growth Index	300
WisdomTree International Hedged SmallCap Dividend Index	1475
WisdomTree Global High Dividend Index	725
WisdomTree Global ex-U.S. Quality Dividend Growth Index	298
WisdomTree Global ex-U.S. Real Estate Index	195
WisdomTree Asia Pacific ex-Japan Index	301
WisdomTree Emerging Markets High Dividend Index	404
WisdomTree Emerging Markets SmallCap Dividend Index	726
WisdomTree Emerging Markets Consumer Growth Index	245
WisdomTree Emerging Markets Quality Dividend Growth Index	293
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	499
WisdomTree India Earnings Index	302
WisdomTree Middle East Dividend Index	69
WisdomTree China ex-State-Owned Enterprises Index	66

Applying the Calculated Volume Factor Adjustment. After applying the initial Index eligibility criteria screens and weighting scheme, each Index component’s “calculated volume factor” is determined. The calculated volume factor is the security’s average daily dollar trading volume for the three months preceding the Index screening date divided by the security’s weight in the Index. If a component security’s calculated volume factor is:

(i)	at least $400 million, the security is included in the Index and its weight in the Index is not reduced.

(ii)	less than $200 million and the security was not in the Index immediately prior to the Index screening date, the security is deleted from the Index and its weight is allocated pro rata among the remaining component securities. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $100 million, the security is deleted from the Index. Accordingly, 2% of the Index’s weight would be reallocated among the other Index components on a pro rata basis.

(iii)	less than $200 million and the security was in the Index immediately prior to the Index screening date, the security’s weight in the Index will be reduced in the manner described in (iv) below.

(iv)	$200 million or more, but less than $400 million, the security’s weight in the Index will be reduced. The component security’s reduced weight is calculated by dividing its calculated volume factor by $400 million and multiplying this fraction by the company’s weight. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $300 million, the security’s weight in the Index is reduced to 1.5% (i.e., the outcome of dividing $300 million by $400 million and multiplying by 2%). The reduction in weight is reallocated pro rata among the other component securities in the Index. Accordingly, 0.5% of the Index’s weight would be reallocated among the other Index components on a pro rata basis.

In response to market conditions and volume factor adjustments, security, country, and sector weights may fluctuate above or below a specified cap between annual Index screening dates.

Index Maintenance. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, stock dividends, spin-offs, corporate restructurings and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. To the extent reasonably practicable, such changes will be announced at least two days prior to their implementation.

For each Index, except the WisdomTree China ex-State-Owned Enterprises Index, should any company achieve a weighting equal to or greater than 24% of the Index, its weighting will be reduced at the close of the current calendar quarter, and other components in the Index will be rebalanced. Should any company achieve a weighting equal to or greater than 20% of the WisdomTree China ex-State-Owned Enterprises Index, its weighting will be reduced at the close of the current calendar quarter to the initial 10% cap, and other components in the Index will be rebalanced. Moreover, for each Index, should the collective weight of Index component securities whose individual current weights equal or exceed 5% of an Index, when added together, exceed 50% of such Index, the weightings in those component securities will be reduced so that their collective weight equals 40% of the Index as of the close of the current calendar quarter, and other components in the Index will be rebalanced.

Index Availability: Although U.S. and European (e.g., Europe, United Kingdom and Germany) WisdomTree Indexes are calculated and disseminated throughout each day the Listing Exchange is open for trading, all Global, International, Emerging Markets, Asia Pacific and Middle East Funds’ Indexes are calculated only on an end-of-day basis due to differences in time zone and the fact that these markets are not open during the Listing Exchanges’ market hours.

Changes to the Index Methodology. The WisdomTree Indexes are governed by published, rules-based methodologies. Changes to a methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation. Sixty days’ notice will be given prior to the implementation of any such change.

Index Calculation Agent. In order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as Index provider and investment adviser to the Funds, WisdomTree Investments has retained an unaffiliated third party to calculate each Index (the “Calculation Agent”). The Calculation Agent, using the applicable rules-based methodology, will calculate and disseminate the Indexes on a daily basis. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Indexes are being calculated in accordance with the applicable rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Indexes from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds’ portfolio strategies.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index without a shareholder vote provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act.

This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The following investment policy is not fundamental and may be changed without shareholder approval. Prior to any change in the Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

Each applicable Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name. If, subsequent to an investment, the 80% requirement is no longer met, such Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, New York 10167.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (83.3%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance and Nominating Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005 – present; President, 2005 – present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	96	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014 – present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	96	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg** (1945)	Trustee, 2012 – present	Attorney, Of Counsel since 2014 at Stroock & Stroock & Lavan LLP (“Stroock”); Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	96	Director, Better Business Bureau Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006 – present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	96	None.

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014 – present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	96	Associate Alumnae of Douglass College, Member of Investment Committee.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee During Past 5 Years
Victor Ugolyn (1947)	Trustee, 2006 – present; Chairman of the Board, 2006 – present	Private Investor from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	96	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005 – present; Trustee, 2005 – present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	96

David Castano***** (1971)	Treasurer, 2013 – present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	96

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012 – present	Chief Compliance Officer WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management, Inc. since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	96

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013 – present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	96

Sarah English***** (1977)	Assistant Secretary, 2013 – present	Counsel, WisdomTree Asset Management, Inc. since 2010; Attorney, NYFIX, Inc. 2006 to 2009.	96

Clint Martin***** (1977)	Assistant Treasurer 2015 – present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	96

*	Chair of the Audit Committee.
**	Chair of the Contracts Review Committee.
***	Chair of the Governance and Nominating Committee.
****	Chair of the Investment Committee.
*****	Elected by and serves at the pleasure of the Board.
+	As of February 2, 2017.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2016, the Audit Committee held six meetings.

Governance and Nominating Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust and (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance and Nominating Committee. During the fiscal year ended March 31, 2016, the Governance and Nominating Committee held two meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s’ Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Adviser, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. On March 12, 2014, the Board created the Contracts Review Committee. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended March 31, 2016, the Contracts Review Committee held four meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine and provide recommendations to the Board as needed in respect of the foregoing matters. On December 11, 2015, the Board created the Investment Committee. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended March 31, 2016, the Investment Committee held one meeting.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Jonathan L. Steinberg	Emerging Markets SmallCap Dividend Fund	$10,001 – $50,000	Over $100,000
	SmallCap Earnings Fund	Over $100,000
	Global High Dividend Fund	$10,001 – $50,000
	Emerging Markets High Dividend Fund	$50,001 – $100,000
	Emerging Markets Local Debt Fund	$10,001 – $50,000
	Emerging Markets Quality Dividend Growth Fund	$1 – $10,000
	U.S. Quality Dividend Growth Fund	$10,001 – $50,000
	High Dividend Fund	$1 – $10,000

Independent Trustees
David G. Chrencik	LargeCap Dividend Fund	$10,001 – $50,000	Over $100,000
	Emerging Markets High Dividend Fund	$10,001 – $50,000
	International LargeCap Dividend Fund	$10,001 – $50,000
	International SmallCap Dividend Fund	$10,001 – $50,000
	Japan Hedged Equity Fund	$10,001 – $50,000
	SmallCap Dividend Fund	$10,001 – $50,000
Joel H. Goldberg	SmallCap Dividend Fund	$10,001 – $50,000	Over $100,000
	Global ex-U.S. Quality Dividend Growth Fund	$50,001 – $100,000
Toni M. Massaro	U.S. Quality Dividend Growth Fund	$10,001 – $50,000	Over $100,000
	LargeCap Dividend Fund	$10,001 – $50,000
	High Dividend Fund	$10,001 – $50,000
	Managed Futures Strategy Fund	$10,001 – $50,000
	MidCap Dividend Fund	$10,001 – $50,000
Melinda A. Raso Kirstein	Japan Hedged Equity Fund	$10,001 – $50,000	Over $100,000
	Earnings 500 Fund	$50,001 – $100,000
	Strategic Corporate Bond Fund	$10,001 – $50,000
Victor Ugolyn	Barclays U.S. Aggregate Bond Zero Duration Fund	$50,001 – $100,000	$50,001 – $100,000

*	These values are based on the Trustees’ ownership as of December 31, 2015.

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended March 31, 2016.

Name of Interested Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
Jonathan Steinberg	$0	None	None	$0

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
David G. Chrencik**	$278,850	None	None	$278,850
Joel Goldberg	$278,850	None	None	$278,850
Toni Massaro	$278,850	None	None	$278,850
Melinda A. Raso Kirstein**	$260,250	None	None	$260,250
Victor Ugolyn	$380,250	None	None	$380,250

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of June 30, 2016, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Total Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.56%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.75%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	11.82%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.52%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.55%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	6.46%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.97%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree LargeCap Dividend Fund	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.22%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.72%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.33%

	PNC Bank, N.A. 8800 Tinicum Boulevard Philadelphia, PA 19153	9.99%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.17%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.77%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.48%
WisdomTree MidCap Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.01%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.14%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.35%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.15%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	7.33%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.67%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.97%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree SmallCap Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.55%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.40%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.21%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.57%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.26%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.27%

WisdomTree High Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.33%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.66%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	8.15%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.43%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.17%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.79%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.62%

	Deutsche Bank AG 60 Wall Street New York, NY 10005	5.28%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Dividend ex-Financials Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.07%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.81%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	9.18%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.72%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.34%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.63%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.49%

WisdomTree U.S. Quality Dividend Growth Fund	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	21.85%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.00%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.06%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	11.03%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.18%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	8.05%

WisdomTree U.S. SmallCap Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	32.02%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	15.22%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	11.45%

Fund Name	Participant Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.32%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.54%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.37%

WisdomTree Total Earnings Fund	National Financial Services Corporation 200 Liberty Street New York, NY 10281	25.43%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.15%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	7.37%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.66%

	E*Trade Clearing, LLC 10951 White Rock Road Rancho Cordova, CA 95670	6.17%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.22%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.05%

WisdomTree Earnings 500 Fund	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	20.51%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.57%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.80%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.60%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.95%

WisdomTree MidCap Earnings Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.16%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.59%

Fund Name	Participant Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.73%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	6.23%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.05%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.66%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	5.57%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.07%

WisdomTree SmallCap Earnings Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	28.15%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.08%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.23%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	7.49%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.70%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.50%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.88%

WisdomTree LargeCap Value Fund	Baird (Robert W.) & Co., Incorporated 777 East Wisconsin Avenue First Wisconsin Center Milwaukee, WI 53202	26.58%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	16.91%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	14.93%

Fund Name	Participant Name	Percentage of Ownership
	RBC Capital Markets Corporation 200 Vesey Street New York, NY 10281	5.46%

	State Street Bank And Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.37%

WisdomTree Global High Dividend Fund	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	18.77%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.35%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.71%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.28%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.81%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.51%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.26%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Global ex-U.S. Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.12%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	11.87%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.05%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	10.91%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	7.39%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.72%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	5.58%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.34%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Global ex-U.S. Real Estate Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.71%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.00%

	Janney Montgomery Scott LLC 1801 Market Street, 9th Floor Philadelphia, PA 19103	8.64%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.53%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.98%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	5.13%

WisdomTree Asia Pacific ex-Japan Fund	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.24%

	State Street Bank And Trust Company 1776 Heritage Drive North Quincy, MA 02171	11.76%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.06%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	8.01%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.01%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Emerging Markets High Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.22%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.78%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.48%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.02%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.98%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.68%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.99%

WisdomTree Emerging Markets SmallCap Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.19%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.53%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.20%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street, 5th Floor Dallas, TX 75201	6.56%

WisdomTree Emerging Markets Consumer Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.78%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	11.20%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.69%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.36%

Fund Name	Participant Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.07%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.11%

WisdomTree Emerging Markets Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.41%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	16.12%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.33%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.84%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.17%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.91%

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	43.17%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.01%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	8.63%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	8.26%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.25%

WisdomTree India Earnings Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	18.41%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.18%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	7.47%

Fund Name	Participant Name	Percentage of Ownership
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.23%

	State Street Bank And Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.20%

WisdomTree Middle East Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.97%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	13.37%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.83%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.39%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	6.03%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	5.83%

WisdomTree China ex-State-Owned Enterprises Fund	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	24.51%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.18%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	9.88%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.59%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.74%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	5.45%

WisdomTree International Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.30%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	17.91%

Fund Name	Participant Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.34%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.97%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.53%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.77%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.09%

WisdomTree International High Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.40%

	Fifth Third Bank (The) 38 Fountain Square Plaza, MD 116311 Cincinnati, OH 45263	15.41%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street, 5th Floor Dallas, TX 75201	12.92%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.65%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.65%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.73%

WisdomTree International LargeCap Dividend Fund	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	21.56%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.07%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.24%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.50%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.05%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.22%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree International MidCap Dividend Fund	National Financial Services Corporation 200 Liberty Street New York, NY 10281	23.08%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.23%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.05%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.59%

WisdomTree International SmallCap Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	38.92%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.48%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.43%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	5.01%

WisdomTree International Dividend ex-Financials Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.89%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	10.51%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	9.11%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.58%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.92%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.11%

WisdomTree Europe Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.73%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	22.34%

Fund Name	Participant Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	11.83%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.73%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.00%

WisdomTree Europe SmallCap Dividend Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.89%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.17%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.48%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	8.21%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.47%

WisdomTree Japan Quality Dividend Growth Fund	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	83.42%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.74%

WisdomTree Japan SmallCap Dividend Fund	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	25.28%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.07%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	14.96%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.65%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.18%

WisdomTree Australia Dividend Fund	Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor Greenwich, CT 06830	20.32%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.85%

Fund Name	Participant Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.40%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.82%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.57%

WisdomTree Japan Hedged Equity Fund	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	9.61%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.23%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.31%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	7.17%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.06%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.84%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.05%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	5.30%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	5.10%

WisdomTree Japan Hedged Quality Dividend Growth Fund	National Financial Services Corporation 200 Liberty Street New York, NY 10281	18.59%

	Morgan Stanley & Co. LLC/International plc 25 Cabot Square Canary Wharf, London E14 4QA	15.67%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	15.62%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	11.01%

Fund Name	Participant Name	Percentage of Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.07%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	6.58%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.55%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.03%

WisdomTree Japan Hedged SmallCap Equity Fund	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	18.29%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.72%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	10.11%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.65%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.41%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.13%

WisdomTree Europe Hedged Equity Fund	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	14.07%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.38%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	7.11%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.32%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.84%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.47%

Fund Name	Participant Name	Percentage of Ownership
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.25%

WisdomTree Europe Hedged SmallCap Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.85%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	13.66%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.21%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	9.60%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.32%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.01%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.75%

WisdomTree United Kingdom Hedged Equity Fund	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	18.03%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	17.64%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	8.52%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.61%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.49%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.14%

	SG Americas Securities, LLC 480 Washington Blvd. Jersey City, NJ 07310	6.50%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.92%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Germany Hedged Equity Fund	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.68%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.58%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.31%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.76%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	5.55%

WisdomTree Korea Hedged Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.18%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	12.95%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	10.48%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.60%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	9.44%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.07%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.09%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.19%

WisdomTree Japan Hedged Financials Fund	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	27.76%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	11.71%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	10.01%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	8.97%

Fund Name	Participant Name	Percentage of Ownership
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	5.53%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.06%

WisdomTree Japan Hedged Real Estate Fund	Baird (Robert W.) & Co., Incorporated 777 East Wisconsin Avenue First Wisconsin Center Milwaukee, WI 53202	24.55%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	16.23%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	15.40%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	14.70%

	RBC Capital Markets Corporation 200 Vesey Street New York, NY 10281	5.09%

WisdomTree Japan Hedged Capital Goods Fund	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	42.03%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	32.38%

WisdomTree Japan Hedged Health Care Fund	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	19.61%

	SG Americas Securities, LLC 480 Washington Blvd. Jersey City, NJ 07310	10.55%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.76%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	7.03%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.68%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.96%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.75%

Fund Name	Participant Name	Percentage of Ownership
	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	5.35%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.29%

WisdomTree Japan Hedged Tech, Media and Telecom Fund	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	44.02%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	29.81%

WisdomTree International Hedged Equity Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.61%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	15.49%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	15.46%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	12.83%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.38%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.72%

WisdomTree Global ex-U.S. Hedged Dividend Fund	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	42.05%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	36.14%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	9.33%

WisdomTree Global ex-U.S. Hedged Real Estate Fund	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	93.91%

WisdomTree International Hedged Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.28%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	13.30%

Fund Name	Participant Name	Percentage of Ownership
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	10.19%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.21%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.00%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.37%

WisdomTree International Hedged SmallCap Dividend Fund	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	33.93%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	19.53%

	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	12.26%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.88%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.67%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.29%

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 245 Park Avenue, 35th Floor, New York, New York 10167.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also provides proactive oversight of the Sub-Adviser daily monitoring of the Sub-Adviser’s buying and selling of securities for each Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

∎	Overseeing the Trust’s insurance program;

∎	Overseeing and coordinating all governance matters for the Trust;

∎	Coordinating meetings of the Board of Trustees;

∎	Devoting time and resources to maintaining an efficient market for each Fund’s shares;

∎	Coordinating with outside counsel on all Trust related legal matters;

∎	Coordinating the preparation of the Trust’s financial statements;

∎	Coordinating all regulatory filings and shareholder reporting;

∎	Overseeing each Fund’s tax status and tax filings;

∎	Maintaining and updating a website for certain required disclosures; and

∎	Providing shareholders with additional information about the Funds.

Each Fund pays WisdomTree Asset Management the Management Fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Name of Fund	Management Fee
Total Dividend Fund	0.28%
LargeCap Dividend Fund	0.28%
MidCap Dividend Fund	0.38%
SmallCap Dividend Fund	0.38%
High Dividend Fund	0.38%
Dividend ex-Financials Fund	0.38%
U.S. Quality Dividend Growth Fund	0.28%
U.S. SmallCap Quality Dividend Growth Fund	0.38%
Total Earnings Fund	0.28%
Earnings 500 Fund	0.28%
MidCap Earnings Fund	0.38%
SmallCap Earnings Fund	0.38%
LargeCap Value Fund	0.38%
International Equity Fund	0.48%
International High Dividend Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International SmallCap Dividend Fund	0.58%
International Dividend ex-Financials Fund	0.58%
Europe Quality Dividend Growth Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
Japan Quality Dividend Growth Fund	0.43%*
Japan SmallCap Dividend Fund	0.58%
Australia Dividend Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan Hedged Quality Dividend Growth Fund	0.43%*
Japan Hedged SmallCap Equity Fund	0.58%
Japan Hedged Financials Fund	0.43%
Japan Hedged Real Estate Fund	0.43%
Japan Hedged Capital Goods Fund	0.43%
Japan Hedged Health Care Fund	0.43%
Japan Hedged Tech, Media and Telecom Fund	0.43%
International Hedged Equity Fund	0.35%
Global ex-U.S. Hedged Dividend Fund	0.44%
Global ex-U.S. Hedged Real Estate Fund	0.43%*
Europe Hedged Equity Fund	0.58%
Europe Hedged SmallCap Equity Fund	0.58%
United Kingdom Hedged Equity Fund	0.48%
Germany Hedged Equity Fund	0.48%
Korea Hedged Equity Fund	0.58%
International Hedged Quality Dividend Growth Fund	0.58%
International Hedged SmallCap Dividend Fund	0.58%
Global High Dividend Fund	0.58%
Global ex-U.S. Quality Dividend Growth Fund	0.58%
Global ex-U.S. Real Estate Fund	0.58%
Asia Pacific ex-Japan Fund	0.48%
Emerging Markets High Dividend Fund	0.63%
Emerging Markets SmallCap Dividend Fund	0.63%
Emerging Markets Consumer Growth Fund	0.63%
Emerging Markets Quality Dividend Growth Fund	0.63%
Emerging Markets ex-State-Owned Enterprises Fund	0.58%
India Earnings Fund	0.83%
Middle East Dividend Fund	0.88%
China ex-State-Owned Enterprises Fund	0.53%*

*	Reflects a contractual expense limitation in place through at least July 31, 2017.

Pursuant to an investment advisory agreement on behalf of all Funds, except for the U.S. Quality Dividend Growth Fund, U.S. SmallCap Quality Dividend Growth Fund, Japan Hedged SmallCap Equity Fund, United Kingdom Hedged Equity Fund, Emerging Markets Quality Dividend Growth Fund, Emerging Markets Consumer Growth Fund, Germany Hedged Equity Fund, Korea Hedged Equity Fund, Japan Hedged Financials Fund, Japan Hedged Real Estate Fund, Japan Hedged Capital Goods Fund, Japan Hedged Health Care Fund, Japan Hedged Tech, Media and Telecom Fund, Europe Quality Dividend Growth Fund, International Hedged Quality Dividend Growth Fund Japan Quality Dividend Growth Fund, Japan Hedged Quality Dividend Growth Fund, International Hedged Equity Fund, Global ex-U.S. Hedged Dividend Fund, Global ex-U.S. Hedged Real Estate Fund, Europe Hedged SmallCap Equity Fund, International Hedged SmallCap Dividend Fund, and Emerging Markets ex-State-Owned Enterprises Fund (together, the “New Investment Advisory Agreement Funds”), WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which these Funds may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to an investment advisory agreement on behalf of the New Investment Advisory Agreement Funds, WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the New Investment Advisory Agreement Funds may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The India Portfolio, a wholly-owned subsidiary of the India Earnings Fund through which the Fund invests a portion of its assets, is advised by WisdomTree Asset Management. WisdomTree Asset Management does not receive any additional compensation for advising the India Portfolio.

For the following periods, the Adviser received the following fees:

		For the Period Ended March 31, 2014			For the Period Ended March 31, 2015			For the Period Ended March 31, 2016
Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
Total Dividend Fund	6/16/06	$1,018,060	$—	$1,018,060	$1,443,578	$(1,687)	$1,441,891	$1,412,887	$(336)	$1,412,551
High Dividend Fund	6/16/06	2,791,298	(1,619)	2,789,679	3,656,859	(5,355)	3,651,504	3,618,575	(3,505)	3,615,070
International Equity Fund	6/16/06	2,450,320	(1,836)	2,448,484	2,845,405	(3,357)	2,842,048	3,168,653	(2,846)	3,165,807
International High Dividend Fund	6/16/06	1,483,258	(1,205)	1,482,053	1,887,871	(1,542)	1,886,329	1,783,677	(1,413)	1,782,264
Australia Dividend Fund	6/16/06	359,700	—	359,700	300,516	—	300,516	206,536	—	206,536
Asia Pacific ex-Japan Fund	6/16/06	362,028	—	362,028	233,517	(72)	233,445	225,640	(407)	225,233
Global High Dividend Fund	6/16/06	657,084	(336)	656,748	680,808	(309)	680,499	595,448	(573)	594,875
Europe SmallCap Dividend Fund	6/16/06	2,321,837	—	2,321,837	6,574,285	(2,230)	6,572,055	5,660,782	(7,672)	5,653,110
Japan Hedged Equity Fund	6/16/06	51,291,770	—	51,291,770	55,027,143	—	55,027,143	75,240,202	—	75,240,202
Global ex-U.S. Quality Dividend Growth Fund	6/16/06	399,512	—	399,512	420,763	(268)	420,495	455,278	(146)	455,132
Japan SmallCap Dividend Fund	6/16/06	1,570,910	—	1,570,910	1,675,819	(1,290)	1,674,529	1,975,700	(1,731)	1,973,969
Dividend ex-Financials Fund	6/16/06	4,301,027	(1,751)	4,299,276	4,606,740	(12,242)	4,594,498	3,872,643	(11,255)	3,861,388
LargeCap Dividend Fund	6/16/06	4,717,506	—	4,717,506	5,844,827	(4,986)	5,839,841	4,967,081	(8,198)	4,958,883
MidCap Dividend Fund	6/16/06	2,989,051	(403)	2,988,648	4,653,929	(6,516)	4,647,413	5,798,838	(4,393)	5,794,445
SmallCap Dividend Fund	6/16/06	3,255,558	(1,587)	3,253,971	4,126,889	(5,989)	4,120,900	4,514,411	(12,702)	4,501,709
International LargeCap Dividend Fund	6/16/06	1,245,021	(951)	1,244,070	1,635,376	(1,265)	1,634,111	1,835,591	(2,015)	1,833,576
International Dividend ex-Financials Fund	6/16/06	2,030,632	(2,576)	2,028,056	2,144,256	(8,080)	2,136,176	1,695,519	(3,535)	1,691,984
International MidCap Dividend Fund	6/16/06	751,986	(490)	751,496	840,337	(457)	839,880	897,286	(446)	896,840
International SmallCap Dividend Fund	6/16/06	4,080,190	(3,832)	4,076,358	5,359,065	(7,623)	5,351,442	6,039,734	(10,707)	6,029,027

		For the Period Ended March 31, 2014			For the Period Ended March 31, 2015			For the Period Ended March 31, 2016
Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
Total Earnings Fund	2/23/07	167,827	—	167,827	255,170	—	255,170	218,074	—	218,074
Earnings 500 Fund	2/23/07	231,477	—	231,477	336,739	(225)	336,514	369,836	(193)	369,643
MidCap Earnings Fund	2/23/07	1,286,778	(2,285)	1,284,493	2,308,008	(4,749)	2,303,259	2,722,923	(2,368)	2,720,555
SmallCap Earnings Fund	2/23/07	1,122,626	—	1,122,626	1,613,954	(1,992)	1,611,962	1,485,408	(2,930)	1,482,478
LargeCap Value Fund	2/23/07	99,305	—	99,305	104,300	(105)	104,195	137,447	(103)	137,344
Global ex-U.S. Real Estate Fund	6/5/07	729,040	(101)	728,939	726,803	(715)	726,088	638,097	—	638,097
Emerging Markets High Dividend Fund	7/13/07	30,847,673	—	30,847,673	20,581,626	(2,589)	20,579,037	10,911,297	(5,162)	10,906,135
Emerging Markets SmallCap Dividend Fund	10/30/07	10,490,721	(4,687)	10,486,034	11,191,956	(12,625)	11,179,331	6,962,000	(6,830)	6,955,170
India Earnings Fund	2/22/08	7,570,915	—	7,570,915	15,623,381	—	15,623,381	15,795,713	—	15,795,713
Middle East Dividend Fund	7/16/08	221,436	—	221,436	491,603	—	491,603	237,697	—	237,697
Europe Hedged Equity Fund	12/31/09	2,836,405	—	2,836,405	26,364,491	—	26,364,491	108,535,454	—	108,535,454
China ex-State-Owned Enterprises Fund	9/19/12	159,501	—	159,501	113,663	—	113,663	76,674	(7,648)	69,026
U.S. Quality Dividend Growth Fund	5/22/13	149,672	—	149,672	579,410	—	579,410	1,476,847	—	1,476,847
United Kingdom Hedged Equity Fund	6/28/13	87,526	—	87,526	105,611	—	105,611	159,731	—	159,731
Japan Hedged SmallCap Equity Fund	6/28/13	147,559	—	147,559	510,070	—	510,070	1,016,609	—	1,016,609
U.S. SmallCap Quality Dividend Growth Fund	7/25/13	43,869	—	43,869	92,916	—	92,916	111,123	—	111,123
Emerging Markets Quality Dividend Growth Fund	8/1/13	67,098	—	67,098	196,781	—	196,781	224,118	—	224,118
Emerging Markets Consumer Growth Fund	9/27/13	37,530	—	37,530	127,722	—	127,722	94,991	—	94,991
Germany Hedged Equity Fund	10/17/13	15,604	—	15,604	155,933	—	155,933	1,452,851	—	1,452,851

		For the Period Ended March 31, 2014			For the Period Ended March 31, 2015			For the Period Ended March 31, 2016
Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
Korea Hedged Equity Fund	11/7/13	10,344	—	10,344	58,790	—	58,790	127,925	—	127,925
Japan Hedged Financials Fund	4/8/14	n/a	n/a	n/a	10,438	(1,087)	9,351	108,539	(3,476)	105,063
Japan Hedged Real Estate Fund	4/8/14	n/a	n/a	n/a	27,650	(2,880)	24,770	235,971	(5,442)	230,529
Japan Hedged Capital Goods Fund	4/8/14	n/a	n/a	n/a	9,491	(989)	8,502	12,855	(480)	12,375
Japan Hedged Health Care Fund	4/8/14	n/a	n/a	n/a	100,209	(10,439)	89,770	60,053	(782)	59,271
Japan Hedged Tech, Media and Telecom Fund	4/8/14	n/a	n/a	n/a	15,502	(1,615)	13,887	18,260	(763)	17,497
Europe Quality Dividend Growth Fund	5/7/14	n/a	n/a	n/a	66,525	—	66,525	99,611	—	99,611
International Hedged Quality Dividend Growth Fund	5/7/14	n/a	n/a	n/a	151,453	—	151,453	2,913,182	—	2,913,182
Emerging Markets ex-State-Owned Enterprises Fund	12/10/14	n/a	n/a	n/a	17,774	—	17,774	20,652	—	20,652
Europe Hedged SmallCap Equity Fund	3/4/15	n/a	n/a	n/a	30,533	—	30,533	1,309,783	—	1,309,783
Japan Hedged Quality Dividend Growth Fund	4/9/15	n/a	n/a	n/a	n/a	n/a	n/a	82,170	(8,559)	73,611
Japan Quality Dividend Growth Fund	5/28/15	n/a	n/a	n/a	n/a	n/a	n/a	9,458	(985)	8,473
International Hedged SmallCap Dividend Fund	6/4/15	n/a	n/a	n/a	n/a	n/a	n/a	9,832	(9,832)	—
Global ex-U.S. Hedged Dividend Fund	6/4/15	n/a	n/a	n/a	n/a	n/a	n/a	21,408	—	21,408
International Hedged Equity Fund	7/9/15	n/a	n/a	n/a	n/a	n/a	n/a	9,437	—	9,437
Global ex-U.S. Hedged Real Estate Fund	10/29/15	n/a	n/a	n/a	n/a	n/a	n/a	5,778	(1,494)	4,284

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Adviser. Mellon Capital Management (“Mellon Capital”) serves as sub-adviser to, and is responsible for the day-to-day management of, each Fund. Mellon Capital, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon, a publicly traded financial holding company. Mellon Capital manages each Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. WisdomTree Asset Management pays Mellon Capital for providing sub-advisory services to these Funds.

The India Portfolio, a wholly-owned subsidiary of the India Earnings Fund through which the Fund invests a portion of its assets, is sub-advised by Mellon Capital. Mellon Capital does not receive any additional compensation for sub-advising the India Portfolio.

The Sub-Adviser believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent the Sub-Adviser from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. Each Fund is managed by Mellon Capital’s Equity Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Including the WisdomTree ETFs, as of June 30, 2016, the Sub-Adviser’s Index Fund Management team managed 121 registered investment companies with approximately $94 billion in assets; 98 pooled investment vehicles with approximately $80 billion in assets and 85 other accounts with approximately $80 billion in assets.

Portfolio Manager Fund Ownership

As of March 31, 2016, none of the portfolio managers owned shares of the Fund.

Portfolio Manager Compensation

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

∎	Motivate and reward superior investment and business performance

∎	Motivate and reward continued growth and profitability

∎	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

∎	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees’ experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The performance period under which annual incentive opportunities are earned covers the January 1 through December 31st calendar year. The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Description of Material Conflicts of Interest

Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, we or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon Capital and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon Capital client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

We have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Mellon Capital’s adherence to such policies and procedures.

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or your investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees are also officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The Portfolio Managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by Mellon Capital and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon Capital client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust and the Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the SEC.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for each Fund. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of a WisdomTree Fund. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. State Street also serves as the Funds’ securities lending agent. As compensation for providing such services, State Street receives a portion of the income earned by the Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Distributor. Foreside Fund Services, LLC serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, for other activities, such as marketing and educational training or support, or for data or platform access. In addition, WisdomTree Asset Management and E*Trade Securities LLC (“ETS”) have entered into an agreement whereby ETS has agreed not to charge its customers any transaction fee or brokerage commission for the purchase of shares of applicable Funds made through ETS’s distribution system (the “ETS fee waiver”) and to disclose that such Funds are sold with the ETS fee waiver, and WisdomTree Asset Management has agreed to pay ETS during the term of the agreement an amount based on net purchases and sales of such Funds in the ETS distribution system. WisdomTree Asset Management has also agreed to make payments to Charles Schwab & Co., Inc. (“Schwab”) for the services described above including education costs and administrative costs with respect to applicable Funds made available and/or sold through the Schwab ETF OneSource platform. These arrangements are not financed by the Funds, and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

The Sub-Adviser assumes general supervision over placing orders on behalf of each Fund that it sub-advises for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years ended March 31, 2014, 2015, and 2016.

Name	Commissions Paid for Fiscal Year Ended March 31, 2014	Commissions Paid for Fiscal Year Ended March 31, 2015	Commissions Paid for Fiscal Year Ended March 31, 2016
Total Dividend Fund	$1,904	$4,613	$13,451
LargeCap Dividend Fund	7,811	10,782	32,949
MidCap Dividend Fund	6,096	34,093	127,809
SmallCap Dividend Fund	20,419	28,193	162,547
High Dividend Fund	5,321	11,037	41,634
Dividend ex-Financials Fund	6,614	8,958	57,573
U.S. Quality Dividend Growth Fund	100	424	31,711
U.S. SmallCap Quality Dividend Growth Fund	200	208	4,790
Total Earnings Fund	307	459	2,435
Earnings 500 Fund	237	601	5,284
MidCap Earnings Fund	2,416	5,148	81,139
SmallCap Earnings Fund	5,582	3,715	112,151
LargeCap Value Fund	1,954	1,110	5,101
International Equity Fund	44,138	140,785	40,054
International High Dividend Fund	27,218	96,053	25,392
International LargeCap Dividend Fund	14,624	52,864	19,832
International MidCap Dividend Fund	12,613	52,497	11,633
International SmallCap Dividend Fund	149,738	227,234	216,306
International Dividend ex-Financials Fund	51,596	262,906	32,828
Europe Quality Dividend Growth Fund1	n/a	1,134	2,354
Europe SmallCap Dividend Fund	74,149	540,988	229,440
Japan Quality Dividend Growth Fund2	n/a	n/a	334
Japan SmallCap Dividend Fund	21,239	52,496	45,693
Australia Dividend Fund	7,245	22,802	6,195
Japan Hedged Equity Fund	1,118,528	3,059,854	1,921,706
Japan Hedged Quality Dividend Growth Fund2	n/a	n/a	3,029
Japan Hedged SmallCap Equity Fund	4,531	19,578	31,686
Japan Hedged Financials Fund1	n/a	971	2,082
Japan Hedged Real Estate Fund1	n/a	1,944	3,715
Japan Hedged Capital Goods Fund1	n/a	262	189
Japan Hedged Health Care Fund1	n/a	315	959

Name	Commissions Paid for Fiscal Year Ended March 31, 2014	Commissions Paid for Fiscal Year Ended March 31, 2015	Commissions Paid for Fiscal Year Ended March 31, 2016
Japan Hedged Tech, Media and Telecom Fund1	n/a	493	235
International Hedged Equity Fund2	n/a	n/a	299
Global ex-U.S. Hedged Dividend Fund2	n/a	n/a	3,326
Global ex-U.S. Hedged Real Estate Fund2	n/a	n/a	97
Europe Hedged Equity Fund	82,565	945,812	2,613,236
Europe Hedged SmallCap Equity Fund1	n/a	1,259	42,832
United Kingdom Hedged Equity Fund	2,048	2,667	4,124
Germany Hedged Equity Fund	189	5,254	54,144
Korea Hedged Equity Fund	9,705	23,672	30,793
International Hedged Quality Dividend Growth Fund1	n/a	6,717	106,508
International Hedged SmallCap Dividend Fund2	n/a	n/a	41
Global High Dividend Fund	15,411	37,861	49,636
Global ex-U.S. Quality Dividend Growth Fund	40,770	56,864	43,783
Global ex-U.S. Real Estate Fund	14,453	34,822	31,925
Asia Pacific ex-Japan Fund	19,286	10,934	11,712
Emerging Markets High Dividend Fund	3,744,773	3,495,799	929,882
Emerging Markets SmallCap Dividend Fund	1,093,140	1,797,002	748,446
Emerging Markets Consumer Growth Fund	5,305	26,542	8,093
Emerging Markets Quality Dividend Growth Fund	4,539	50,000	24,136
Emerging Markets ex-State-Owned Enterprises Fund1	n/a	6,005	4,400
India Earnings Fund	631,071	1,506,748	1,298,100
Middle East Dividend Fund	33,450	169,863	39,805
China ex-State-Owned Enterprises Fund	8,510	15,459	23,914

1	The Fund commenced operations after the fiscal year ended March 31, 2014 and, therefore, did not pay any brokerage commissions for the fiscal years ended March 31, 2014.
2	The Fund commenced operations after the fiscal year ended March 31, 2015 and, therefore, did not pay any brokerage commissions for the fiscal years ended March 31, 2014 and 2015.

The higher brokerage commissions paid in 2015 for the International Equity Fund, International Dividend ex-Financials Fund, Europe SmallCap Dividend Fund, Japan Hedged Equity Fund, Europe Hedged Equity Fund, Emerging Markets SmallCap Dividend Fund, India Earnings Fund and Middle East Dividend Fund and in 2016 for Europe Hedged Equity Fund, MidCap Dividend Fund, SmallCap Dividend Fund, U.S. Quality Dividend Growth Fund, MidCap Earnings Fund and SmallCap Earnings Fund were caused primarily by an increase in each Fund’s assets and the related increase in brokerage activity along with Fund rebalancing activities.

Affiliated Brokers

During the fiscal period ended March 31, 2016, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended March 31, 2016, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of March 31, 2016.

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2016
Total Dividend Fund	JPMorgan Chase & Co.	$6,305,923
	Goldman Sachs Group, Inc. (The)	1,033,870
	Morgan Stanley	932,248
	Citigroup, Inc.	543,835
LargeCap Dividend Fund	JPMorgan Chase & Co.	26,368,120
	Goldman Sachs Group, Inc. (The)	4,310,985
	Morgan Stanley	3,917,616
	Citigroup, Inc.	2,074,432
MidCap Dividend Fund	None
SmallCap Dividend Fund	None
High Dividend Fund	None
Dividend ex-Financials Fund	None
U.S. Quality Dividend Growth Fund	None
U.S. SmallCap Quality Dividend Growth Fund	None

Total Earnings Fund	JPMorgan Chase & Co.	1,147,921
	Citigroup, Inc.	555,066
	Goldman Sachs Group, Inc. (The)	343,629
	Morgan Stanley	232,593

Earnings 500 Fund	JPMorgan Chase & Co.	2,744,373
	Citigroup, Inc.	1,327,441
	Goldman Sachs Group, Inc. (The)	756,016
	Morgan Stanley	556,422
MidCap Earnings Fund	None
SmallCap Earnings Fund	None
LargeCap Value Fund	None

International Equity Fund	UBS Group AG	1,514,127
	Societe Generale S.A.	941,971
	Credit Suisse Group AG	625,280
International High Dividend Fund	None

International Large Cap Dividend Fund	UBS Group AG	1,498,615
	Societe Generale S.A.	793,069
	Credit Suisse Group AG	666,793
International MidCap Dividend Fund	None
International SmallCap Dividend Fund	None
International Dividend ex-Financials Fund	None
Europe Quality Dividend Growth Fund	None
Europe SmallCap Dividend Fund	None
Japan Quality Dividend Growth Fund	None
Japan SmallCap Dividend Fund	None
Australia Dividend Fund	None
Japan Hedged Equity Fund	None
Japan Hedged Quality Dividend Growth Fund	None
Japan Hedged SmallCap Equity Fund	None
Japan Hedged Financials Fund	None
Japan Hedged Real Estate Fund	None
Japan Hedged Capital Goods Fund	None
Japan Hedged Health Care Fund	None
Japan Hedged Tech, Media and Telecom Fund	None

International Hedged Equity Fund	UBS Group AG	15,221
	Societe Generale S.A.	7,699
	Credit Suisse Group AG	4,434

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2016
Global ex-U.S. Hedged Dividend Fund	UBS Group AG	15,285
	Societe Generale S.A.	7,106
	Credit Suisse Group AG	2,601
Global ex-U.S. Hedged Real Estate Fund	None
Europe Hedged Equity Fund	None
Europe Hedged SmallCap Equity Fund	None
United Kingdom Hedged Equity Fund	None
Germany Hedged Equity Fund	None
Korea Hedged Equity Fund	None
International Hedged Quality Dividend Growth Fund	None
International Hedged SmallCap Dividend Fund	None
Global High Dividend Fund	None
Global ex-U.S. Quality Dividend Growth Fund	None
Global ex-U.S. Real Estate Fund	None
Asia Pacific ex-Japan Fund	None
Emerging Markets High Dividend Fund	None
Emerging Markets SmallCap Dividend Fund	None
Emerging Markets Consumer Growth Fund	None
Emerging Markets Quality Dividend Growth Fund	None
Emerging Markets ex-State-Owned Enterprises Fund	None
India Earnings Fund	None
Middle East Dividend Fund	None
China ex-State-Owned Enterprises Fund	None

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

There has been no significant variation in the portfolio turnover rates of any Fund, except the China ex-State-Owned Enterprises Fund, over the two fiscal years ended March 31, 2015 and March 31, 2016. The increase in portfolio turnover for the China ex-State-Owned Enterprises Fund is primarily attributable to implementing changes to the portfolio in relation to the Fund’s strategy change. Each of the following Funds commenced operations during or after the fiscal year ended March 31, 2015 and therefore do not have portfolio turnover information for one or two fiscal years: International Hedged Equity Fund, Japan Quality Dividend Growth Fund, Japan Hedged Quality Dividend Growth Fund, International Hedged SmallCap Dividend Fund, Global ex-U.S. Hedged Dividend Fund, and Global ex-U.S. Hedged Real Estate Fund.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years or fiscal period ended March 31, 2015 and 2016.

Name	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2015	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2016
Total Dividend Fund	13%	12%
LargeCap Dividend Fund	12	11
MidCap Dividend Fund	30	32
SmallCap Dividend Fund	33	33
High Dividend Fund	27	20
Dividend ex-Financials Fund	32	32
U.S. Quality Dividend Growth Fund	35	32
U.S. SmallCap Quality Dividend Growth Fund	53	50
Total Earnings Fund	16	12
Earnings 500 Fund	16	18
MidCap Earnings Fund	36	40
SmallCap Earnings Fund	43	43
LargeCap Value Fund	63	85
International Equity Fund	19	13
International High Dividend Fund	20	21
International LargeCap Dividend Fund	12	19
International MidCap Dividend Fund	29	24
International SmallCap Dividend Fund	25	48
International Dividend ex-Financials Fund	44	40
Europe Quality Dividend Growth Fund	21	54
Europe SmallCap Dividend Fund	42	50
Japan Quality Dividend Growth Fund1	n/a	34
Japan SmallCap Dividend Fund	36	29
Australia Dividend Fund	26	41
Japan Hedged Equity Fund	31	27
Japan Hedged Quality Dividend Growth Fund2	n/a	40
Japan Hedged SmallCap Equity Fund	41	45
Japan Hedged Financials Fund	29	21
Japan Hedged Real Estate Fund	20	14
Japan Hedged Capital Goods Fund	35	13
Japan Hedged Health Care Fund	29	25
Japan Hedged Tech, Media and Telecom Fund	28	20
International Hedged Equity Fund3	n/a	12
Europe Hedged Equity Fund	12	29
Europe Hedged SmallCap Equity Fund	1	39
United Kingdom Hedged Equity Fund	20	30
Germany Hedged Equity Fund	11	38
Korea Hedged Equity Fund	84	106
International Hedged Quality Dividend Growth Fund	14	48
International Hedged SmallCap Dividend Fund4	n/a	7
Global ex-U.S. Hedged Dividend Fund4	n/a	61
Global ex-U.S. Hedged Real Estate Fund5	n/a	4
Global High Dividend Fund	30	56
Global ex-U.S. Quality Dividend Growth Fund	64	61
Global ex-U.S. Real Estate Fund	26	32
Asia Pacific ex-Japan Fund	17	24
Emerging Markets High Dividend Fund	39	43
Emerging Markets SmallCap Dividend Fund	42	52
Emerging Markets Consumer Growth Fund	41	49
Emerging Markets Quality Dividend Growth Fund	47	62
Emerging Markets ex-State-Owned Enterprises Fund	2	46
India Earnings Fund	26	38
Middle East Dividend Fund	89	25
China ex-State-Owned Enterprises Fund	30	143

1	The Japan Quality Dividend Growth Fund commenced operations on May 28, 2015 and, therefore, did not have a portfolio turnover rate for the fiscal year ended March 31, 2015.

2	The Japan Hedged Quality Dividend Growth Fund commenced operations on April 9, 2015 and, therefore, did not have a portfolio turnover rate for the fiscal year ended March 31, 2015.
3	The International Hedged Equity Fund commenced operations on July 9, 2015 and, therefore, did not have a portfolio turnover rate for the fiscal year ended March 31, 2015.
4	The International Hedged SmallCap Dividend Fund and Global ex-U.S. Hedged Dividend Fund commenced operations on June 4, 2015 and, therefore, did not have a portfolio turnover rate for the fiscal year ended March 31, 2015.
5	The Global ex-U.S. Hedged Real Estate Fund commenced operations on October 29, 2015 and, therefore, did not have a portfolio turnover rate for the fiscal year ended March 31, 2015.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds”. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds within the Trust vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a portfolio of equity securities (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Fund or Advisers may permit or require the submission of a basket of equity securities, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars or non-U.S. currency (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s Underlying Index and other factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to State Street and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach State Street and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or State Street to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus three Business Days (i.e., days on which the NYSE is open) (“T+3”). In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. The Trust requires purchases of Creation Units of Shares of the India Earnings Fund and the Middle East Dividend Fund to be paid in cash.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, State Street or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on investors purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for each Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Investors purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will investors doing so through the NSCC process. Also, investors who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the standard and maximum creation and redemption Transaction Fee for each of the Funds. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
AUSE	WisdomTree Australia Dividend Fund	1,000	4,000
AXJL	WisdomTree Asia-Pacific ex-Japan Fund	2,000	8,000
CEW	WisdomTree Emerging Currency Strategy Fund	200	800
CXSE	WisdomTree China ex-State-Owned Enterprises Fund	1,000	4,000
DEM	WisdomTree Emerging Markets High Dividend Fund	5,000	20,000
DES	WisdomTree SmallCap Dividend Fund	1,500	6,000
DEW	WisdomTree Global High Dividend Fund	4,000	16,000
DFE	WisdomTree Europe SmallCap Dividend Fund	3,000	12,000
DFJ	WisdomTree Japan SmallCap Dividend Fund	3,000	12,000
DGRE	WisdomTree Emerging Markets Quality Dividend Growth Fund	4,000	16,000
DGRS	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	500	2,000
DGRW	WisdomTree U.S. Quality Dividend Growth Fund	500	2,000
DGS	WisdomTree Emerging Markets SmallCap Dividend Fund	7,000	28,000
DHS	WisdomTree High Dividend Fund	1,000	4,000
DIM	WisdomTree International MidCap Dividend Fund	5,000	20,000
DLN	WisdomTree LargeCap Dividend Fund	500	2,000
DLS	WisdomTree International SmallCap Dividend Fund	7,000	28,000
DNL	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	2,500	10,000
DOL	WisdomTree International LargeCap Dividend Fund	2,500	10,000
DON	WisdomTree MidCap Dividend Fund	1,000	4,000
DOO	WisdomTree International Dividend ex-Financials Fund	1,500	6,000
DRW	WisdomTree Global ex-U.S. Real Estate Fund	1,500	6,000
DTD	WisdomTree Total Dividend Fund	2,500	10,000
DTH	WisdomTree International High Dividend Fund	3,250	13,000
DTN	WisdomTree Dividend ex-Financials Fund	250	1,000
DWM	WisdomTree International Equity Fund	5,500	22,000
DXGE	WisdomTree Germany Hedged Equity Fund	750	3,000
DXJ	WisdomTree Japan Hedged Equity Fund	2,100	8,400
DXJC	WisdomTree Japan Hedged Capital Goods Fund	1,250	5,000
DXJF	WisdomTree Japan Hedged Financials Fund	800	3,200
DXJH	WisdomTree Japan Hedged Health Care Fund	500	2,000
DXJR	WisdomTree Japan Hedged Real Estate Fund	800	3,200
DXJS	WisdomTree Japan Hedged SmallCap Equity Fund	5,000	20,000
DXJT	WisdomTree Japan Hedged Tech, Media & Telecom Fund	900	3,600
HDWM	WisdomTree International Hedged Equity Fund	5,500	22,000
DXUS	WisdomTree Global ex-U.S. Hedged Dividend Fund	4,400	17,600
HDRW	WisdomTree Global ex-U.S. Hedged Real Estate Fund	1,500	6,000
DXKW	WisdomTree Korea Hedged Equity Fund	1,000	4,000
DXPS	WisdomTree United Kingdom Hedged Equity Fund	900	3,600
EES	WisdomTree SmallCap Earnings Fund	2,500	10,000
EMCG	WisdomTree Emerging Markets Consumer Growth Fund	4,500	18,000
EPI	WisdomTree India Earnings Fund	5,000	20,000
EPS	WisdomTree Earnings 500 Fund	1,000	4,000
EUDG	WisdomTree Europe Quality Dividend Growth Fund	1,800	7,200
EUSC	WisdomTree Europe Hedged SmallCap Equity Fund	2,000	8,000
EXT	WisdomTree Total Earnings Fund	3,000	12,000
EZM	WisdomTree MidCap Earnings Fund	1,500	6,000
EZY	WisdomTree LargeCap Value Fund	500	2,000
GULF	WisdomTree Middle East Dividend Fund	5,000	20,000
HEDJ	WisdomTree Europe Hedged Equity Fund	1,000	4,000
IHDG	WisdomTree International Hedged Quality Dividend Growth Fund	1,800	7,200
HDLS	WisdomTree International Hedged SmallCap Dividend Fund	100	28,000
JHDG	WisdomTree Japan Hedged Quality Dividend Growth Fund	1,800	7,200
JDG	WisdomTree Japan Quality Dividend Growth Fund	1,800	7,200
XSOE	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	7,000	28,000

*	Each Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits.

Placement of Redemption Orders for Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a portfolio of equity securities (the “Fund Securities”) and (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than instructed, which is typically one day after Transmittal Date (presuming T+3 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by State Street and marked-to-market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

A Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. The Trust intends to pay redemptions of Creation Unit Aggregations of shares of the India Earnings Fund and the Middle East Dividend Fund in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+3. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shorted trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself and/or the convertibility or repatriation of the local proceeds associated therewith), could impede a Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices could affect the accuracy of information set forth herein.

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar year 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2017
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/11/17	04/19/17	8
	04/12/17	04/20/17	8
	04/13/17	04/21/17
Bangladesh	06/20/17	06/28/17	8
	06/21/17	06/29/17	8
	06/22/17	07/02/17	10
Brazil	02/22/17	03/02/17	8
	02/23/17	03/03/17	8
	02/24/17	03/06/17	11
China	01/24/17	02/03/17	10
	01/25/17	02/06/17	12
	01/26/17	02/07/17	12
	09/27/17	10/09/17	12
	09/28/17	10/10/17	12
	09/29/17	10/11/17	12
Costa Rica	04/07/17	04/17/17	10
	04/10/17	04/18/17	8
Indonesia	06/21/17	07/03/17	12
	06/22/17	07/04/17	12
	06/23/17	07/05/17	12
Israel	04/06/17	04/18/17	12
	04/09/17	04/19/17	10
	10/02/17	10/15/17	13
	10/03/17	10/16/17	13
Japan	04/28/17	05/08/17	10
	05/01/17	05/09/17	8
	05/02/17	05/10/17	8
Jordan	06/21/17	06/29/17	8
	06/22/17	07/02/17	10
Korea, Republic of	09/29/17	10/10/17	11
	10/02/17	10/11/17	9
Malawi	01/09/17	01/17/17	8
	01/10/17	01/18/17	8
	01/11/17	01/19/17	8
	01/12/17	01/20/17	8
	01/13/17	01/23/17	10
	02/24/17	03/06/17	10
	02/27/17	03/07/17	8
	02/28/17	03/08/17	8
	03/01/17	03/09/17	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	03/02/17	03/10/17	8
	04/07/17	04/18/17	11
	04/10/17	04/19/17	9
	04/11/17	04/20/17	9
	04/12/17	04/21/17	9
	04/13/17	04/24/17	11
	04/24/17	05/02/17	8
	04/25/17	05/03/17	8
	04/26/17	05/04/17	8
	04/27/17	05/05/17	8
	04/28/17	05/08/17	10
	05/08/17	05/16/17	8
	05/09/17	05/17/17	8
	05/10/17	05/18/17	8
	05/11/17	05/19/17	8
	05/12/17	05/22/17	10
	06/19/17	06/27/17	8
	06/20/17	06/28/17	8
	06/21/17	06/29/17	8
	06/22/17	06/30/17	8
	06/23/17	07/03/17	10
	06/29/17	07/07/17	8
	06/30/17	07/10/17	10
	07/03/17	07/11/17	8
	07/04/17	07/12/17	8
	07/05/17	07/13/17	8
	12/18/17	12/27/17	9
	12/19/17	12/28/17	9
	12/20/17	12/29/17	9
	12/21/17	01/02/18	12
	12/22/17	01/03/18	12
Malaysia	01/24/17	02/01/17	8
	01/25/17	02/02/17	8
	01/26/17	002/03/17	8
Namibia	03/14/17	03/22/17	8
	03/15/17	03/23/17	8
	03/16/17	03/24/17	8
	03/17/17	03/27/17	10
	03/20/17	03/28/17	8
	04/07/17	04/18/17	11
	04/10/17	04/19/17	9
	04/11/17	04/20/17	9
	04/12/17	04/21/17	9
	04/13/17	04/24/17	11
	04/20/17	04/28/17	8
	04/21/17	05/01/17	10
	04/24/17	05/02/17	8
	04/25/17	05/05/17	10
	04/26/17	05/08/17	12
	04/28/17	05/09/17	11
	05/02/17	05/10/17	8
	05/03/17	05/11/17	8
	05/18/17	05/26/17	8
	05/19/17	05/29/17	10
	05/22/17	05/30/17	8
	05/23/17	05/31/17	8
	05/24/17	06/01/17	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	06/09/17	06/19/17	10
	06/12/17	06/20/17	8
	06/13/17	06/21/17	8
	06/14/17	06/22/17	8
Norway	04/10/17	04/18/17	8
	04/11/17	04/19/17	8
Qatar	06/20/17	06/28/17	8
	06/21/17	06/29/17	8
	06/22/17	06/30/17	8
Saudi Arabia	06/24/17	07/02/17	8
	06/25/17	07/03/17	8
South Africa	03/14/17	03/22/17	8
	03/15/17	03/23/17	8
	03/16/17	03/24/17	8
	03/20/17	03/28/17	8
	04/07/17	04/18/17	11
	04/10/17	04/19/17	9
	04/11/17	04/20/17	9
	04/12/17	04/21/17	9
	04/13/17	04/24/17	11
	04/20/17	04/28/17	8
	04/21/17	05/02/17	11
	04/24/17	05/03/17	9
	04/25/17	05/04/17	9
	04/26/17	05/05/17	9
	04/28/17	05/08/17	10
	06/09/17	06/19/17	10
	06/12/17	06/20/17	8
	06/13/17	06/21/17	8
	06/14/17	06/22/17	8
	06/15/17	06/23/17	8
	08/02/17	08/10/17	8
	08/03/17	08/11/17	8
	08/04/17	08/14/17	10
	08/07/17	08/15/17	8
	08/08/17	08/16/17	8
	09/18/17	09/26/17	8
	09/19/17	09/27/17	8
	09/20/17	09/28/17	8
	09/21/17	09/29/17	8
	09/22/17	10/02/17	10
	12/18/17	12/27/17	9
	12/19/17	12/28/17	9
	12/20/17	12/29/17	9
	12/21/17	01/03/18	13
	12/22/17	01/04/17	13
Sri Lanka	04/07/17	04/17/17	10
Swaziland	04/07/17	04/18/17	11
	04/10/17	04/20/17	10
	04/11/17	04/21/17	10
	04/12/17	04/24/17	12
	04/13/17	04/26/17	13

Country	Trade Date	Settlement Date	Number of Days to Settle
	04/18/17	04/27/17	9
	04/20/17	04/28/17	8
	04/21/17	05/02/17	11
	04/24/17	05/03/17	9
	04/26/17	05/04/17	8
	04/27/17	05/08/17	11
	04/28/17	05/09/17	11
	05/02/17	05/10/17	8
	05/03/17	05/11/17	8
	05/04/17	05/12/17	8
	08/30/17	09/07/17	8
	08/31/17	09/08/17	8
	09/01/17	09/11/17	10
	09/04/17	09/12/17	8
	09/05/17	09/13/17	8
	12/18/17	12/27/17	9
	12/19/17	12/28/17	9
	12/20/17	12/29/17	9
	12/21/17	01/02/18	12
	12/22/17	01/03/18	12
Taiwan	01/23/17	02/02/17	10
	01/24/17	02/03/17	10
Turkey	08/28/27	09/05/17	8
	08/29/17	09/06/17	8
Uganda	01/19/17	01/27/17	8
	01/20/17	01/30/17	10
	01/23/17	02/01/17	9
	01/24/17	02/02/17	9
	01/25/17	02/03/17	9
	02/09/17	02/17/17	8
	02/10/17	02/18/17	8
	02/13/17	02/21/17	8
	02/14/17	02/22/17	8
	02/15/17	02/23/17	8
	03/01/17	03/09/17	8
	03/02/17	03/10/17	8
	03/03/17	03/13/17	10
	03/06/17	03/14/17	8
	03/07/17	03/15/17	8
	04/07/17	04/18/17	11
	04/10/17	04/19/17	9
	04/11/17	04/20/17	9
	04/12/17	04/21/17	9
	04/13/17	04/24/17	11
	04/24/17	05/02/17	8
	04/25/17	05/03/17	8
	04/26/17	05/04/17	8
	04/27/17	05/05/17	8
	04/28/17	05/08/17	10
	06/02/17	06/12/17	10
	06/05/17	06/13/17	8
	06/06/17	06/14/17	8
	06/07/17	06/15/17	8
	06/08/17	06/16/17	8
	06/19/17	06/27/17	8
	06/20/17	06/28/17	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	06/21/17	06/29/17	8
	06/22/17	06/30/17	8
	06/23/17	07/03/17	10
	06/30/17	07/10/17	10
	07/03/17	07/11/17	8
	07/04/17	07/12/17	8
	07/05/17	07/13/17	8
	07/06/17	07/14/17	8
	09/06/17	09/14/17	8
	09/07/17	09/15/17	8
	09/08/17	09/18/17	10
	09/11/17	09/19/17	8
	09/12/17	09/20/17	8
	10/02/17	10/10/17	8
	10/03/17	10/11/17	8
	10/04/17	10/12/17	8
	10/05/17	10/13/17	8
	10/06/17	10/16/17	10
	11/23/17	12/01/17	8
	11/24/17	12/04/17	10
	11/27/17	12/05/17	8
	11/28/17	12/06/17	8
	11/29/17	12/07/17	8
	12/18/17	12/27/17	9
	12/19/17	12/28/17	9
	12/20/17	12/29/17	9
	12/21/17	01/02/18	12
	12/22/17	01/03/17	12
Uruguay	04/10/17	04/18/17	8
	04/11/17	04/19/17	8
	04/12/17	04/20/17	8
Vietnam	01/23/17	02/02/17	10
	01/24/17	02/03/17	10
	01/25/17	02/06/17	12
Zimbabwe	04/07/17	04/19/17	12
	04/10/17	04/20/17	10
	04/11/17	04/21/17	10
	04/12/17	04/24/17	12
	04/13/17	04/25/17	12
	04/24/17	05/02/17	8
	04/25/17	05/03/17	8
	04/26/17	05/04/17	8
	04/27/17	05/05/17	8
	04/28/17	05/08/17	10
	05/18/17	05/26/17	8
	05/19/17	05/29/17	10
	05/22/17	05/30/17	8
	05/23/17	05/31/17	8
	05/24/17	06/01/17	8
	08/07/17	08/16/17	9
	08/08/17	08/17/17	9
	08/09/17	08/18/17	9
	08/10/17	08/21/17	11
	08/11/17	08/22/17	11
	12/15/17	12/27/17	12
	12/18/17	12/28/17	10
	12/19/17	12/29/17	10
	12/20/17	01/02/18	13
	12/21/17	01/03/18	13

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Funds’ shares are generally subject to federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For noncorporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income. To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Since the Fund will invest primarily in investments other than the stock of U.S. corporations, the Fund does not expect a substantial portion of its dividends will qualify for the dividends-received deduction available to corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (the “IRS”).

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, participation certificates (the Middle East Dividend Fund only), straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale and short-sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund’s forward contracts may qualify as so-called “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a “qualified electing fund” under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Additional Tax Information Concerning REITs. Certain Funds may invest in entities treated as REITs for U.S. federal income tax purposes. A Fund’s investments in REIT equity securities may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools” (“TMPs”). Under certain Treasury guidance, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This guidance provides that excess inclusion income of a RIC, such as a Fund, must generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income (see “Taxes – Tax-Exempt Shareholders” below), and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. No Fund intends to invest a substantial portion of its assets in REITs which generate excess inclusion income.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Ordinary dividends, redemption payments and certain Capital Gain Dividends paid after June 30, 2014 to a non-U.S. shareholder that fails to meet certain requirements or make certain required certifications are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain Capital Gain Dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities or non-U.S. currency for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder(or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. In addition, each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by its index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, particularly for a Fund holding foreign securities or assets, the value of the securities or other assets in such Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell a Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

The Total Dividend Fund, High Dividend Fund, Dividend ex-Financials Fund, LargeCap Dividend Fund, MidCap Dividend Fund, SmallCap Dividend Fund, U.S. Quality Dividend Growth Fund, and U.S. SmallCap Quality Dividend Growth Fund intend to pay out dividends on a monthly basis. The remaining Funds intend to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually. Nonetheless, a Fund might not make a dividend payment every quarter. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2016 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. Financial Statements and Annual Reports of the Japan Quality Dividend Growth Fund, Japan Hedged Quality Dividend Growth Fund, Emerging Markets ex-State-Owned Enterprises Fund, and Europe Hedged SmallCap Equity Fund will be available after the Funds have completed a fiscal year of operations. You may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP with offices located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-002-0217